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                                        [THE WILLIAMS COMPANIES, INC. LOGO]





                                                                EXHIBIT 24.2

     I, the undersigned, DAVID M. HIGBEE, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on January 21, 1996, at which a quorum of said Board was present and acting throughout, the following resolutions were duly adopted:

                 RESOLVED that the officers of the Company be, and they
            hereby are, authorized to execute and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 or other Securities Act registration form as may be considered appropriate, and all amendments and supplements thereto, all required exhibits and documents in connection therewith, the prospectus contained therein and all amendments or supplements thereto with respect to not more than one hundred thousand (100,000) shares of Common Stock, one dollar ($1.00) par value, and associated Preferred Stock purchase rights, of the Company to be issued to the employees of the Company in accordance with the terms and provisions of the 1996 Stock Plan For Non-Employee Directors and to make all such payments and to do or cause to be done all other acts and things as, in their opinion or in the opinion of any of them, may be necessary or desirable and proper in order to effect such filing or in order that such Registration Statement and any such amendment or amendments may become effective and may remain in effect as long as shall be required.

                 RESOLVED that the form of power of attorney submitted
            to the Board in January for use in connection with the execution and filing for and on behalf of the Company of the Registration Statement referred to in the immediately preceding resolution and any amendments or supplements thereto is hereby approved and the Chairman of the Board, the President or any Vice President of the Company be, and hereby is, authorized to execute said power of attorney in the form so presented by, for and on behalf of the Company.



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     I further certify that the foregoing resolutions have not been modified, revoked or rescinded and are in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 17th day of May, 1996.



                                          /s/ David M. Higbee
                                        ----------------------
                                              David M. Higbee
                                              Secretary


(CORPORATE SEAL)